As Filed with the Securities and Exchange
                     Commission on February ??, 2000

                                                1933 Act File No. 33-3677
                                                1940 Act File No. 811-4603
==========================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

Pre-Effective Amendment No.                                            [ ]

Post-Effective Amendment No. 24                                        [X]

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

Amendment No. 26                                                       [X]

                         (Check appropriate box or boxes.)

                             LB SERIES FUND, INC.
                             --------------------
                           (Exact Name of Registrant)

            625 Fourth Avenue South, Minneapolis, Minnesota 55415
            -----------------------------------------------------
                  (Address of Principal Executive Offices)

                                 (612) 340-7215
                         -------------------------------
                         (Registrant's Telephone Number)

                          Otis F. Hilbert, Secretary
                              LB Series Fund, Inc.
                            625 Fourth Avenue South
                        Minneapolis, Minnesota  55415
               --------------------------------------------------
               (Name and Address of Agent for Service of Process)

                  Approximate date of proposed public offering:

It is proposed that this filing will become effective under Rule 485 (check appropriate box)
[ ]  Immediately upon filing pursuant to paragraph (b)
[ ]  On (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[X]  On May 1, 2000 pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  On (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              LB SERIES FUND, INC.


PROSPECTUS                                                     MAY 1, 2000











     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

                                                                      Page

The Portfolios

    Investment Objectives, Principal Strategies and Risks,
    Volatility and Performance

    Opportunity Growth Portfolio
    Mid Cap Growth Portfolio
    World Growth Portfolio
    Growth Portfolio
    High Yield Portfolio
    Income Portfolio
    Money Market Portfolio

Management

The Separate Accounts and the Contracts

Net Asset Value

Distributions and Taxes

Other Securities and Investment Practices

Financial Highlights

OPPORTUNITY GROWTH PORTFOLIO

     INVESTMENT OBJECTIVE. The investment objective of the Opportunity Growth Portfolio is to achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

     PRINCIPAL STRATEGIES. The principal strategy for achieving this objective is to invest in common stocks of companies with small market capitalizations. Under normal market conditions, the Opportunity Growth Portfolio invests at least 65% of its assets in companies that fall within the range of companies included in the Russell 2000 Index at the time of the Portfolio's investment. As of January 31, 2000, the Russell 2000 Index included companies with capitalizations between $25.5 million and $10.1 billion. Lutheran Brotherhood, the Portfolio's investment adviser, uses both fundamental and technical investment research techniques to determine what stocks to buy and sell. (Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure. Technical analysis generally involves studying trends and movements in a security's price, trading volume, and other market-related factors in an attempt to discern patterns.) Lutheran Brotherhood focuses on companies that have a strong record of earnings growth or show good prospects for growth in sales and earnings and also considers the trends in the market as a whole.

     PRINCIPAL RISKS. The Opportunity Growth Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance.

     In addition, the Opportunity Growth Portfolio will be invested in smaller companies with shorter histories and less seasoned operations. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to be more dependent on the success of limited product lines and have less experienced management and financial resources. Growth stocks can have greater price volatility than other stocks in a declining market or when a company's earnings are less than expected.

     For these and other reasons, the Opportunity Growth Portfolio may underperform other stock Portfolios (such as large company stock Portfolios) when stocks of small or growth companies are out of favor.

     The success of the Opportunity Growth Portfolio's investment strategy depends significantly on Lutheran Brotherhood's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Opportunity Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Opportunity Growth Portfolio cannot be certain that it will achieve its objective.


VOLATILITY AND PERFORMANCE

     The bar chart and table shown below provide an indication of the risks of investing in the Opportunity Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index. The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown. How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN]

           Annual
Year       Return

1997      0.93%
1998      -2.99%
1999      27.55%

Best Quarter:       Q4 '99        +26.38%
Worst Quarter:      Q3 '98        -22.05%

                                             Average Annual Total Returns
                                                    (periods ending
                                                   December 31, 1999)
                                             -----------------------------
                                                               Since
                                                              Inception
                                                    1-Year    (1/18/96)

Opportunity Growth Portfolio                        27.55%      10.57%

Russell 2000                                        21.35%      14.32%

     The Russell 2000 is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index (an index of the 3,000 largest companies based on market capitalization).


MID CAP GROWTH PORTFOLIO

     INVESTMENT OBJECTIVE. The investment objective of the Mid Cap Growth Portfolio is to achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

     PRINCIPAL STRATEGIES. The Mid Cap Growth Portfolio tries to increase the long-term value of your investment by investing in common stocks of companies with medium market capitalizations. Under normal market conditions, the Mid Cap Growth Portfolio invests at least 65% of its assets in companies that fall within the range of companies included in the Standard & Poor's MidCap 400 Index at the time of the Portfolio's investment. As of January 1, 2000, the S&P MidCap 400 included companies with capitalizations between approximately $137 million and $37.8 billion. Lutheran Brotherhood, the Portfolio's investment adviser, uses both fundamental and technical investment research techniques to determine what stocks to buy and sell. (Fundamental investment analysis and technical investment analysis are defined on Page _.)) Lutheran Brotherhood focuses on companies that have a strong record of earnings growth or show good prospects for growth in sales and earnings and also considers the trends in the market as a whole.

     PRINCIPAL RISKS. The Mid Cap Growth Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance.

     In addition, medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Mid Cap Growth Portfolio may underperform other stock Portfolios (such as large company stock Portfolios) when stocks of medium-sized companies are out of favor.

     The success of the Portfolio's investment strategy depends significantly on Lutheran Brotherhood's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Mid Cap Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Mid Cap Growth Portfolio cannot be certain that it will achieve its objective.


VOLATILITY AND PERFORMANCE

     The bar chart and table shown below provide an indication of the risks of investing in the Mid Cap Growth Portfolio by showing changes in the Portfolio's performance during its first complete calendar year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index. The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown. How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN]

           Annual
Year       Return

1999       49.64%

Best Quarter:       Q4 '99        +34.13%
Worst Quarter:      Q3 '98        -19.15%

                                             Average Annual Total Returns
                                                    (periods ending
                                                   December 31, 1999)
                                             -----------------------------
                                                               Since
                                                              Inception
                                                    1-Year    (1/30/98)

Mid Cap Growth Portfolio                            49.64%       30.67%

S&P MidCap 400 Index                                14.70%       19.04%

     The S&P MidCap 400 Index is an unmanaged index which measures the performance of 400 widely-held common stocks of mid-cap companies.


WORLD GROWTH PORTFOLIO

     INVESTMENT OJBECTIVE. The investment objective of the World Growth Portfolio is to achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

     PRINCIPAL STRATEGIES. The World Growth Portfolio seeks to achieve its objective by investing primarily (at least 65%) in common stocks of established non-U.S. companies. The Portfolio may invest in companies located anywhere in the world (including the United States) and expects to diversify broadly among developed and emerging countries.

     Stock selection reflects a growth style. While stocks may be purchased without regard to a company's market capitalization, the focus typically will be on large and, to a lesser extent, medium-sized, companies. In determining the appropriate distribution of investments among various countries and geographic regions, Rowe Price-Fleming International, Inc. ("Price-Fleming"), the Portfolio's sub-adviser, employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. (Fundamental investment analysis is defined on Page _.) Price-Fleming seeks to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence its allocations among large-, mid-, or small-cap shares.

     While Price-Fleming invests with an awareness of the global economic backdrop and its outlook for individual countries, bottom-up stock selection is the focus of its decision-making. Country allocation is driven largely by stock selection, though the sub-adviser may limit investments in markets that appear to have poor overall prospects.

     In selecting stocks, Price-Fleming generally favors companies with one or more of the following characteristics:

     o  Leading market position
     o  Attractive business niche
     o  Strong franchise or natural monopoly
     o  Technological leadership or proprietary advantages
     o  Seasoned management
     o Earnings growth and cash flow sufficient to support growing dividends
     o  Healthy balance sheet with relatively low debt.

    PRINCIPAL RISKS.   The World Growth Portfolio's principal risks are the
general risks of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance.

     Stocks of non-U.S. companies in which the World Growth Portfolio invests generally carry more risk than stocks of U.S. companies. One of the most important is currency risk. This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the World Growth Portfolio's holdings can be significant and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries. The introduction of the European common currency on January 1, 1999, may cause unanticipated adverse effects. Other risks result from the varying stages of economic and political development of foreign countries, the differing regulatory environments and accounting standards of non-U.S. markets, and higher transaction costs. The World Growth Portfolio's investment in any country could be subject to actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have a severe effect on security prices and impair the World Growth Portfolio's ability to repatriate capital or income. These risks are usually greater in emerging markets. To the extent the Portfolio invests in emerging markets, it is subject to the abrupt and severe price declines these holdings can experience. The economic and political structure of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. The Portfolio performance will likely be negatively affected by its exposure to nations suffering severe inflation or currency devaluations. For these and other reasons, the World Growth Portfolio may underperform other stock funds (such as U.S. stock funds) when international stocks are out of favor.

     To the extent the Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

     The success of the Portfolio's investment strategy depends significantly on Price-Fleming's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the World Growth Portfolio will rise and fall in value and there is a risk that you could
lose money by investing in the Portfolio.   The World Growth Portfolio
cannot be certain that it will achieve its objective.


VOLATILITY AND PERFORMANCE

     The bar chart and table shown below provide an indication of the risks of investing in the World Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index. The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown. How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN]

           Annual
Year       Return

1997          2.81%
1998         16.75%
1999         34.13%

Best Quarter:       Q4 '99        +24.47%
Worst Quarter:      Q3 '98        -13.14%

                                         Average Annual Total Returns
                                                (periods ending
                                               December 31, 1999)
                                         -----------------------------
                                                              Since
                                                            Inception
                                              1-Year        (1/18/96)

World Growth Portfolio                        34.13%         15.65%

Morgan Stanley EAFE Index                     27.30%         13.73%

     The Morgan Stanley EAFE (Europe and Australia, Far East Equity) is an unmanaged index which measures the performance of international companies screened for liquidity, cross-ownership, and industry representation.


GROWTH PORTFOLIO

     INVESTMENT OBJECTIVE. The investment objective of the Growth Portfolio is to achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

     PRINCIPAL STRATEGIES. The Growth Portfolio's principal strategy for achieving its objective is to invest in leading U.S. domestic and multi-national companies. Lutheran Brotherhood, the Portfolio's investment adviser, uses fundamental and technical investment research techniques to identify stocks of companies that it believes have a leading position and successful business strategy within their industry. (Fundamental investment analysis and technical investment analysis are defined on Page .)The Portfolio invests primarily (at least 65%) in stocks of large and, to a lesser extent, medium-sized, companies, which Lutheran Brotherhood believes have balance sheet strength and profitability. Lutheran Brotherhood defines large- and medium-sized companies according to the market capitalization classifications published by Lipper, Inc. Based on Lipper's guidelines as of, ___________,2000, large-sized companies are those with market capitalizations of at least $__ billion and medium-sized companies are those with market capitalizations less than $__ billion. Lutheran Brotherhood seeks to invest in companies with a strong management team that will develop business strategies which lead to sales and earnings growth and improving relative stock value.

     PRINCIPAL RISKS.   The Growth Portfolio's principal risks are the risks
generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance.

     In addition, the prices of larger company stocks may not rise as quickly or as significantly as prices of stocks of well-managed smaller companies. For these and other reasons, the Growth Portfolio may underperform other stock Portfolios (such as small company or medium company stock Portfolios) when larger company stocks are out of favor.

     The success of the Growth Portfolio's investment strategy depends significantly on Lutheran Brotherhood's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Growth Portfolio cannot be certain that it will achieve its objective.


VOLATILITY AND PERFORMANCE

     The bar chart and table shown below provide an indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for one, five, and ten years compared to a broad-based securities market index. The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown. How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Growth Portfolio commenced operations on January 9, 1987.

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN]

           Annual
Year       Return

1990       -1.97%
1991       41.35%
1992        8.13%
1993       10.10%
1994       -4.66%
1995       37.25%
1996       22.44%
1997       30.18%
1998       28.38%
1999       43.61%

Best Quarter:       Q4 '99         +25.53%
Worst Quarter:      Q3 '90         -15.81%

                                         Average Annual Total Returns
                                                (periods ending
                                               December 31, 1999)
                                         -----------------------------
                                    1-Year      5-Years      10-Years

Growth Portfolio                     43.61%      32.15%       20.28%

S&P 500                              21.04%      28.54%       18.19%

     The S&P 500 is an unmanaged index which measures the performance of 500 widely held common stocks of large-cap companies.


HIGH YIELD PORTFOLIO

     INVESTMENT OBJECTIVE. The investment objective of the High Yield Portfolio is to achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments. The Portfolio will also consider growth of capital as a secondary objective.

     PRINCIPAL STRATEGIES. Under normal market conditions, the High Yield Portfolio invests at least 65% of its total assets in high-yield, high risk bonds, notes, debentures and other debt obligations or preferred stocks. These securities are commonly known as "junk bonds." At the time of purchase these securities are rated within or below the BB major rating category by Standard & Poor's Corporation or the Ba major rating category by Moody's Investor Services, Inc. or are unrated but considered to be of comparable quality by Lutheran Brotherhood, the Portfolio's investment
adviser.   Lutheran Brotherhood uses fundamental investment research
techniques to determine what securities to buy and sell. (Fundamental investment analysis is defined on Page _.) Lutheran Brotherhood focuses on companies which it believes have or are expected to achieve adequate cash flows or access to capital markets for the payment of principal and interest
obligations.   Lutheran Brotherhood generally purchases bonds with a 10-year maturity, although it may purchase bonds with a shorter or longer maturity.

     PRINCIPAL RISKS. The principal risks of the High Yield Portfolio include the tendency of high-yield bond prices to fall when the economy is sluggish or overall corporate earnings are weak. During those times, it may become difficult for issuers of high-yield bonds to generate sufficient cash flow or to obtain adequate access to capital markets to pay principal or interest. For all bonds, there is a risk that an issuer will default. High-yield bonds, however, are more susceptible to the risk of default and their prices usually fall if a number of issuers, or a high profile issuer, default or go bankrupt or if the market anticipates either of those events.

     The price of the High Yield Portfolio shares also may be affected by weak equity markets, when issuers of high-yield bonds generally find it difficult to improve their financial condition by replacing debt with equity. In addition, many high yield securities are traded only among institutional investors, and it may be difficult for Lutheran Brotherhood to sell the Portfolio's investments at fair prices when high-yield bonds fall out of favor with those investors.

     Generally, when interest rates rise, bond prices fall, which may cause the price of shares of the High Yield Portfolio to fall as well. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. (Duration is a measure of the effective, as opposed to the actual, maturity of a fixed-income security. Duration considers the bond's cash flows and the time value of money.) In general, the prices at which lower quality bonds are traded before they mature may be more affected by the financial health of the issuer and the economy and less by changes in interest rates.

     The success of the High Yield Portfolio's investment strategy depends significantly on Lutheran Brotherhood's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the High Yield Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The High Yield Portfolio cannot be certain that it will achieve its objective.


VOLATILITY AND PERFORMANCE

     The bar chart and table shown below provide an indication of the risks of investing in the High Yield Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for one, five, and ten years compared to a broad-based securities market index. The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown. How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The High Yield Portfolio commenced operations on November 2, 1987.

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN]

           Annual
Year       Return

1990       -3.72%
1991       35.32%
1992       20.08%
1993       22.91%
1994       -4.38%
1995       19.62%
1996       11.55%
1997       14.10%
1998       -1.50%
1999       10.52%

Best Quarter:       Q1 '91         +12.39%
Worst Quarter:      Q3 '98         - 8.86%

                                         Average Annual Total Returns
                                                (periods ending
                                               December 31, 1999)
                                         -----------------------------
                                           1-Year  5-Years  10-Years

High Yield Portfolio                       10.52%   10.62%   11.78%

Lehman High Yield Index                     2.39%    9.30%   10.71%

     The Lehman High Yield Index is an unmanaged index which measures the performance of fixed-rate non-investment grade bonds.


INCOME PORTFOLIO

     INVESTMENT OBJECTIVE. The investment objective of the Income Portfolio is to achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

     PRINCIPAL STRATEGIES. The Income Portfolio invests primarily in investment-grade corporate bonds, government bonds, and mortgage-backed securities. Under normal conditions, at least 65% of the Portfolio's assets will be invested in debt securities or preferred stock at least in the "Baa" major rating category by Moody's or at least in the "BBB" major rating category by S&P or unrated securities considered to be of comparable quality by Lutheran Brotherhood, the Portfolio's investment adviser. The Portfolio may also invest in high-yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as "junk bonds." At the time of purchase these securities are rated within or below the BB major rating category by S&P or the Ba major rating category by Moody's or are unrated but considered to be of comparable quality by Lutheran Brotherhood. Lutheran Brotherhood uses fundamental investment research techniques to determine what debt obligations to buy and sell. (Fundamental investment analysis is defined on Page _.) Lutheran Brotherhood focuses on companies which it believes are financially sound and have strong cash flow, asset values, and interest or dividend earnings.

     PRINCIPAL RISKS. The Income Portfolio's principal risks are those of debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall, which may cause the price of shares of the Income Portfolio to fall as well. Bond prices fall because bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive. To raise the effective yield on older bonds, holders of the older bonds must discount their prices. (Effective yield on a bond is determined by the purchase price, the stated rate of interest on the bond, the time between interest payments, and the time until maturity.) Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

     In addition, mortgage-backed securities are sensitive to changes in the redemption patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

     For all bonds there is a risk that an issuer will default. High-yield bonds generally are more susceptible to risk of default than higher rated bonds, and to the Income Portfolio, this risk increases as Lutheran Brotherhood increases the percentage of the Portfolio's investments in high-yield bonds.

     The success of the Income Portfolio's investment strategy depends significantly on Lutheran Brotherhood's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Income Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Income Portfolio cannot be certain that it will achieve its goal.


VOLATILITY AND PERFORMANCE

     The bar chart and table shown below provide an indication of the risks of investing in the Income Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for one, five, and ten years compared to a broad-based securities market index. The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown. How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Income Portfolio commenced operations on January 9, 1987.

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN]

            Annual
Year        Return

1990         6.91%
1991        19.76%
1992         9.23%
1993        11.66%
1994        -4.68%
1995        19.36%
1996         3.21%
1997         8.75%
1998         9.37%
1999        -2.01%

Best Quarter:       Q2 '95        +6.99%
Worst Quarter:      Q1 '94        -3.99%

                                         Average Annual Total Returns
                                                (periods ending
                                               December 31, 1999)
                                         -----------------------------
                                         1-Year   5-Years   10-Years

Income Portfolio                          -2.01%    7.50%    7.89%
Lehman Aggregate Bond Index               -0.82%    7.73%    7.69%

     The Lehman Aggregate Bond Index is an unmanaged index which measures the performance of U.S. investment grade bonds.


MONEY MARKET PORTFOLIO

     INVESTMENT OBJECTIVE. The investment objective of the Money Market Portfolio is to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

     PRINCIPAL STRATEGIES. The Money Market Portfolio seeks to achieve its objective by investing in high quality, short-term money market instruments that mature in 397 days or less, including U.S. dollar-denominated commercial paper, bank instruments such as certificates of deposit, U.S.
government discount notes, and U.S. Treasury Bills.   Lutheran Brotherhood,
the Portfolio's investment adviser, uses fundamental investment research techniques to determine what money market instruments to buy and sell. (Fundamental investment analysis is defined on Page _.) Under normal market conditions, the Portfolio invests primarily in prime commercial paper. Lutheran Brotherhood looks for prime commercial paper issued by corporations which it believes are financially sound, have strong cash flows, and solid capital levels, are leaders in their industry and have experienced management.

      Lutheran Brotherhood manages the Money Market Portfolio subject to strict rules established by the Securities and Exchange Commission that are designed so that the Money Market Portfolio may maintain a stable $1.00 share price. Those guidelines generally require the Money Market Portfolio to, among other things, invest only in high quality securities that generally are diversified with respect to issuers, are denominated in U.S. dollars and have short remaining maturities. In addition, the guidelines require the Money Market Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days.

     Under the guidelines, at least 95% of the Money Market Portfolio's total assets must be invested in "first tier" securities. First-tier securities must be rated by at least two rating agencies in their highest short-term major rating categories (or one, if only one rating agency has rated the security, or if they have not received a short-term rating, determined by Lutheran Brotherhood to be of comparable quality). First-tier securities generally include U.S. Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper and certain obligations of U.S. and foreign banks.

     The remainder of the Money Market Portfolio's assets will be invested in securities rated within the two highest rating categories by any two rating agencies (or one, if only one rating agency has rated the security or, if unrated, determined by Lutheran Brotherhood to be of comparable quality), or kept in cash.

     PRINCIPAL RISKS. The Money Market Portfolio's principal risks are those that could affect the yield of its shares. They include those factors that could cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies. The success of the Portfolio's investment strategy depends significantly on Lutheran Brotherhood's skill in assessing the potential of the securities in which the Portfolio invests.

     An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


VOLATILITY AND PERFORMANCE

     The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year and by showing the Portfolio's average annual returns for one, five, and ten years. The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown. How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Money Market Portfolio commenced operations on January 9, 1987.

[GRAPHIC BAR CHART OMITTED:  YEAR-BY-YEAR TOTAL RETURN]

           Annual
Year       Return

1990        8.00%
1991        5.89%
1992        3.53%
1993        2.87%
1994        4.00%
1995        5.71%
1996        5.20%
1997        5.43%
1998        5.32%
1999        4.94%

Best Quarter:       Q2 '90        +2.01%
Worst Quarter:      Q2 '93        +0.69%

                                            Average Annual Total Returns
                                                   (periods ending
                                                  December 31, 1999)
                                            -----------------------------
                                              1-Year   5-Years  10-Years

Money Market Portfolio                         4.94%     5.32%   5.08%%


MANAGEMENT

     Lutheran Brotherhood, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for each of the Portfolios. Lutheran Brotherhood and its wholly-owned subsidiary, Lutheran Brotherhood Research Corp., have been in the investment advisory business since 1970 and managed over $22.9 billion in assets as of December 31, 1999, including $14.1 billion in mutual fund assets. Lutheran Brotherhood provides investment research and supervision of the Portfolios' investments. The following individuals are responsible for the day-to-day management of the Portfolios.


OPPORTUNITY GROWTH PORTFOLIO

     Brian L. Thorkelson, Portfolio Manager of Lutheran Brotherhood, has been the portfolio manager of the Opportunity Growth Portfolio since March 1, 2000. Mr. Thorkelson also serves as portfolio manager of the Mid Cap Growth Portfolio, a position he has held since 1998. Mr. Thorkelson has been with Lutheran Brotherhood since 1987, and has served as an equities analyst from 1992 until 1997 and a portfolio manager since 1997.


MID CAP GROWTH PORTFOLIO

      Brian L. Thorkelson, Portfolio Manager of Lutheran Brotherhood, has been the portfolio manager of the Mid Cap Growth Portfolio since its inception in 1998. Mr. Thorkelson has been with Lutheran Brotherhood since 1987, and has served as an equities analyst from 1992 until 1997 and a portfolio manager since 1997.


GROWTH PORTFOLIO

     Scott A. Vergin, Portfolio Manager of Lutheran Brotherhood, has been the portfolio manager of the Growth Portfolio since 1994. Mr. Vergin has been with Lutheran Brotherhood since 1984.


HIGH YIELD PORTFOLIO

     Thomas N. Haag, Assistant Vice President of Lutheran Brotherhood, has been the portfolio manager of the High Yield Portfolio since 1992. Mr. Haag has been with Lutheran Brotherhood since 1986.


INCOME PORTFOLIO

     Mark L. Simenstad, Vice President of Lutheran Brotherhood, has been the portfolio manager of the Income Portfolio since 1999. Mr. Simenstad served as a portfolio manager with Investment Advisors, Inc. from 1993 to 1996, and chief investment officer for fixed-income investing at Voyageur Asset Management from 1996 until 1999.


MONEY MARKET PORTFOLIO

      Gail R. Onan, Portfolio Manager of Lutheran Brotherhood, has been the portfolio manager of the Money Market Portfolio since 1994. Ms. Onan has been with Lutheran Brotherhood since 1986.


WORLD GROWTH PORTFOLIO

     Lutheran Brotherhood has engaged Price-Fleming, 100 East Pratt Street, Baltimore, Maryland 21202, as investment sub-adviser for the World Growth Portfolio. Price-Fleming is one of the world's largest international mutual fund asset managers with the U.S. equivalent of over $42 billion under management as of December 31, 1999 in its offices in Baltimore, London, Tokyo, Singapore, Paris, Hong Kong, and Buenos Aires. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

     Lutheran Brotherhood and Price-Fleming personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

      During the fiscal year ended December 31, 1999, Lutheran Brotherhood received the following advisory fees, expressed as a percentage of the Portfolio's net assets:

           Opportunity Growth Portfolio          0.40%
           Mid Cap Growth Portfolio              0.40%
           World Growth Portfolio                0.85%
           Growth Portfolio                      0.40%
           High Yield Portfolio                  0.40%
           Income Portfolio                      0.40%
           Money Market Portfolio                0.40%


                  THE SEPARATE ACCOUNTS AND THE CONTRACTS

     Shares in the LB Series Fund, Inc. ("the Fund") are currently sold, without sales charges, only to separate accounts of Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"). These separate accounts fund benefits of variable life insurance and variable annuity contracts. A Prospectus for your variable contract accompanies this Prospectus and describes how you may allocate the premiums and the assets relating to your variable contract among one or more of the seven subaccounts which correspond to the Portfolios of the Fund.

     The separate accounts of Lutheran Brotherhood and LBVIP place a single order to buy or sell shares of each Portfolio each business day. The separate accounts calculate the amount of the order based on the aggregate instructions from owners of the variable annuity contracts and variable life insurance contracts. Instructions received from contract owners before the close of the New York Stock Exchange ("NYSE")on a given day result in share purchases and redemptions at the net asset value ("NAV") calculated as of the close of the NYSE that day.


                               NET ASSET VALUE

     Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio's liabilities, and dividing the result by the number of outstanding shares. The Money Market Portfolio seeks to maintain a stable $1.00 NAV pursuant to procedures established by the Board of Directors for the Fund in connection with the amortized cost method of portfolio valuation. The NAV for the other Portfolios varies with the value of their investments. The other Portfolios value their securities using market quotations, other than short-term debt securities maturing in less than 60 days, which are valued using amortized costs, and securities for which market quotations are not readily available, which are valued at fair value.

     The Portfolios determine their NAV on each day the NYSE is open for business, or any other day as required under the rules of the Securities and Exchange Commission. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The calculation is made as of the close of regular trading of the NYSE (currently 4:00 p.m. Eastern time) after the Portfolio has declared any applicable dividends. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the value of a Portfolio's investment in foreign securities changes on days when you are not able to change the allocation in your variable contract.


                            DISTRIBUTIONS AND TAXES

     Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that Portfolio.

     Dividends.  Dividends are declared and paid as follows:

     - declared daily and paid monthly       Money Market Portfolio
                                             High Yield Portfolio
                                             Income Portfolio

     - declared and paid quarterly           Growth Portfolio

     - declared and paid annually            Opportunity Growth Portfolio
                                             Mid Cap Growth Portfolio
                                             World Growth Portfolio

     Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by a Portfolio.

     Capital Gains. Capital gains distributions, if any, usually will be declared in February.

     Contract owners should review the documents pertaining to their variable annuity and variable life insurance contracts for information regarding the personal tax consequences purchasing such a contract.

     Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity and variable life insurance contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.


OTHER SECURITIES AND INVESTMENT PRACTICES

     The principal investment strategies and risk factors of each Portfolio are outlined beginning on page . The Portfolios may also invest in other securities and engage in other practices. Below are brief discussions of some of these securities, other practices in which certain of the Portfolios may engage, and their associated risks.

     REPURCHASE AGREEMENTS. Each of the Portfolios may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Portfolio could lose money.

     WHEN-ISSUED SECURITIES. Each Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year. In addition, no income will be earned on these securities until they are actually delivered.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The High Yield Portfolio, Income Portfolio, and Money Market Portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the redemption patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

     ZERO COUPONS. Each of the Portfolios may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio that has purchased the security and the Portfolio is required to distribute to shareholders an amount equal to the amount reported.

     FOREIGN SECURITIES. Each of the Portfolios may invest in foreign securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Each of these Portfolios except the Money Market Portfolio may use foreign currencies and related instruments to hedge its foreign investments.

     In addition, foreign securities may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

     RESTRICTED AND ILLIQUID SECURITIES. Each of the Portfolios may invest to a limited extent in restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Portfolio's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Portfolio may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Portfolio) may have a subjective element.

     SECURIITES LENDING. Each of the Portfolios except the Money Market Portfolio may seek additional income by lending securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money.

     DERIVATIVES. Each of the Portfolios except the Money Market Portfolio may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Portfolio may also use derivatives for speculation (investing for potential income or capital gain).

     While hedging can guard against potential risks, it adds to the Portfolio's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

     The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

     With some derivatives, whether used for hedging or speculation, there is also the risk that the counterpart may fail to honor its contract terms, causing a loss for the Portfolio. In addition, suitable derivative investments for hedging or speculative purposes may not be available.

     HIGH-YIELD BONDS. The Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio and Income Portfolio may invest in high-yield bonds. High-yield bonds are debt securities rated below BBB by S&P or Baa by Moody's. To the extent that a Portfolio invests in high-yield bonds, it takes on certain risks:

     o The risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds.
     o Issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

     SHORT-TERM TRADING. The investment strategy for the Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, and Income Portfolio at times may include short-term trading. While a Portfolio ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase a Portfolio's transaction costs.

     INTERNATIONAL EXPOSURE. Many U.S. companies in which the Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, and Income Portfolio may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of Portfolio shares.

     BONDS. The value of any bonds held by a Portfolio is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, possibly causing a loss for the Portfolio.

     COMPUTER RISKS. Lutheran Brotherhood does not currently anticipate that computer problems related to the year 2000 or to the conversion of various European currencies into a single currency, the Euro, will have a material effect on any Portfolio. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communications systems, the investment markets or the economy in general.

     SECURITIES RATINGS. When fixed-income securities are rated by one or more independent rating agencies, a Portfolio uses these ratings to determine bond quality. Investment grade bonds are those that are rated within or above the BBB major rating category by S&P or the Baa major rating category by Moody's, or unrated but considered of equivalent quality by the Portfolio's adviser. High-yield bonds are below investment grade bonds in terms of quality.

     In cases where a bond is rated in conflicting categories by different rating agencies, a Portfolio (other than the Money Market Portfolio) may choose to follow the higher rating. If a bond is unrated, the Portfolio may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Portfolio will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

     DEFENSIVE INVESTING. During unusual market conditions, each Portfolio (other than the Money Market Portfolio) may place up to 100% of its total assets in cash or quality short-term debt securities. To the extent that the Portfolio does this, it is not pursuing its investment objective.


                             FINANCIAL HIGHLIGHTS


     The financial highlights tables for each of the Portfolios are intended to help you understand the Portfolios' financial performance for the past 5 years or, if shorter, the period of the Portfolios' operations. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The returns do not reflect any charges that would normally occur at the separate account level. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Annual Report for Variable Products for the fiscal year ended December 31, 1999, which is available upon request.

                                       Opportunity Growth Portfolio
------------------------------------------------------------------------------------------------------------------
                                                                                               For the period from
                                          Year Ended           Year Ended      Year Ended       1/18/96 (effective
                                           12/31/99             12/31/98        12/31/97        date) to 12/31/96
                                          ------------------------------------------------------------------------
Net asset value, beginning of period      $11.06              $11.55          $11.50                $10.00
                                          ------              ------          ------                ------
Investment Operations -
  Net investment income                    (0.01)               0.03            0.06                 0.02
  Net realized and unrealized gain
   on investments (a)                       3.05               (0.37)           0.05                 1.90
                                          ------              ------          ------               ------
  Total from investment operations          3.04               (0.34)           0.11                 1.92
                                          ------              ------          ------               ------
Less Distributions from:
  Net investment income                     0.00               (0.03)          (0.06)               (0.02)
  Net realized gain on investments          0.00               (0.12)             --                (0.40)
                                          ------              ------           ------               ------
Total Distributions                         0.00               (0.15)          (0.06)               (0.42)
                                          ------              ------           ------               ------
Net asset value, end of period            $14.10              $11.06          $11.55               $11.50
                                          ======              ======          ======               ======
Total investment return at
  net asset value (%)                      27.55%               (2.99%)          0.93%               19.17%
Net assets, end of period (in millions)  $436.9               $372.2          $391.5               $246.6
Ratio of expenses to average
  net assets (%)                            0.40%                0.40%           0.40%                0.40%(b)
Ratio of net investment income to
  average net assets (%)                   (0.09%)               0.30%           0.65%                0.27%(b)
Portfolio turnover rate (%)                60%                 134%            147%                 155%
----------------------------------
(a)  The amount shown is a balancing figure and may not agree with the change in aggregate gains and losses of portfolio securities as a result of the timing of sales and redemption of fund shares.
(b)  Computed on an annualized basis.

                           Mid Cap Growth Portfolio
----------------------------------------------------------------------------------------
                                                                   For the period from
                                                                    January 30, 1998
                                                  Year Ended        (effective date) to
                                                   12/31/99          December 31, 1998
                                                  --------------------------------------
Net asset value, beginning of period                 $11.13               $10.00
                                                     ------               ------
Investment Operations -
  Net investment income                                0.02                 0.04
  Net realized and unrealized gain
   on investments (a)                                  5.49                 1.13
                                                     ------               ------
  Total from investment operations                     5.51                 1.17
                                                     ------               ------
Less Distribution from:
  Dividends from net investment income                (0.02)               (0.04)
                                                     ------               ------
Net asset value, end of period                       $16.62               $11.13
                                                     ======               ======
Total investment return at
  net asset value                                     49.64%               11.62%
Net assets, end of period (in millions)             $271.7                $95.7
Ratio of expenses to average
  net assets                                           0.40%                0.40%(b)
Ratio of net investment income to
  average net assets                                   0.26%                0.64%(b)
Portfolio turnover rate                              148%                 125%
----------------------------------
(a)  The amount shown is a balancing figure and may not agree with the change in aggregate gains and losses of portfolio securities as a result of the timing of sales and redemption of fund shares.
(b)  Computed on an annualized basis.

                                        World Growth Portfolio
-------------------------------------------------------------------------------------------------------------------
                                                                                                For the period from
                                          Year Ended           Year Ended      Year Ended       1/18/96 (effective
                                           12/31/99             12/31/98        12/31/97        date) to 12/31/96
                                          -------------------------------------------------------------------------
Net asset value, beginning of period      $12.67               $11.12          $10.95                $10.00
                                          ------               ------          ------                ------
Investment Operations -
  Net investment income                     0.11                 0.12            0.10                 0.08
  Net realized and unrealized gain
   on investments (a)                       4.21                 1.74            0.21                 0.96
                                          ------               ------          ------               ------
  Total from investment operations          4.32                 1.86            0.31                 1.04
                                          ------               ------          ------               ------
Less Distributions from:
  Net investment income                    (0.06)               (0.21)          (0.13)               (0.09)
  Net realized gain on investments          0.00                (0.10)          (0.01)                  --
                                          ------               ------           ------               ------
Total Distributions                        (0.06)               (0.31)          (0.14)               (0.09)
                                          ------               ------           ------               ------
Net asset value, end of period             16.93                12.67          $11.12               $10.95
                                          ======               ======          ======               ======
Total investment return at
  net asset value (%)                      34.13%               16.75%           2.81%               10.41%
Net assets, end of period (in millions)  $550.1               $369.7          $287.2               $174.1
Ratio of expenses to average
  net assets (%)                            0.85%           0.85%           0.85%                0.85%(b)
Ratio of net investment income to
  average net assets (%)                    0.89%           1.04$           1.08%                1.34%(b)
Portfolio turnover rate (%)                23%             19%             19%                   9%
----------------------------------
(a)  The amount shown is a balancing figure and may not agree with the change in aggregate gains and losses of portfolio securities as a result of the timing of sales and redemption of fund shares.
(b)  Computed on an annualized basis.

<CAPTION
                                                        Growth Portfolio
----------------------------------------------------------------------------------------------------------------------
                                                Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                 12/31/99       12/31/98       12/31/97       12/31/96       12/31/95
                                               -----------------------------------------------------------------------
Net asset value, beginning of period            $23.51         $21.58         $19.32         $18.27         $13.51
                                                ------         ------         ------         ------         ------
Investment Operations -
  Net investment income                           0.11           0.19           0.21           0.24           0.24
  Net realized and unrealized gain
   on investments (a)                             9.14           5.28           4.97           3.43           4.76
                                                ------         ------         ------          -----          -----
  Total from investment operations                9.25           5.47           5.18           3.67           5.00
                                                ------         ------         ------          -----          -----
Less Distributions from:
  Net investment income                          (0.11)         (0.19)         (0.21)         (0.24)         (0.24)
  Net realized gain on investments               (2.41)         (3.35)         (2.71)         (2.38)            --
                                                ------          ------        ------          -----          -----
Total Distributions                              (2.52)         (3.54)         (2.92)         (2.62)         (0.24)
                                                ------          ------        ------          -----          -----
Net asset value, end of period                  $30.24         $23.51         $21.58         $19.32         $18.27
                                                ======         ======         ======         ======         ======
Total investment return at
  net asset value (%)                            43.61%         28.38%         30.18%         22.44%         37.25%
Net assets, end of period (in millions)      $4,913.3       $3,320.0       $2,426.1       $1,658.6       $1,173.1
Ratio of expenses to average
  net assets (%)                                  0.40%          0.40%          0.40%          0.40%          0.40%
Ratio of net investment income to
  average net assets (%)                          0.45%          0.94%          1.11%          1.41%          1.53%
Portfolio turnover rate (%)                     124%           152%           193%           223%           184%
----------------------------------
(a)  The amount shown is a balancing figure and may not agree with the change in aggregate gains and losses of portfolio securities as a result of the timing of sales and redemption of fund shares.

                                                           High Yield Portfolio
----------------------------------------------------------------------------------------------------------------------
                                                Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                 12/31/99       12/31/98       12/31/97       12/31/96       12/31/95
                                               -----------------------------------------------------------------------
Net asset value, beginning of period            $ 9.16         $10.44         $10.06         $ 9.94         $ 9.18
                                                ------         ------         ------         ------         ------
Investment Operations -
  Net investment income                           0.99           0.99           0.98           0.98           0.96
  Net realized and unrealized gain
   on investments (a)                            (0.07)         (1.12)          0.37           0.12           0.76
                                                ------         ------         ------          -----          -----
  Total from investment operations                0.92          (0.13)          1.35           1.10           1.72
                                                ------         ------         ------          -----          -----
Less Distributions from:
  Net investment income                          (0.99)         (1.00)         (0.97)         (0.98)         (0.96)
  Net realized gain on investments                0.00          (0.15)            --             --             --
                                                ------          ------        ------          -----          -----
Total Distributions                              (0.99)         (1.15)         (0.97)         (0.98)         (0.96)
                                                ------          ------        ------          -----          -----
Net asset value, end of period                  $ 9.09          $9.16         $10.44         $10.06         $ 9.94
                                                ======         ======         ======         ======         ======
Total investment return at
  net asset value (%)                            10.52%         (1.50%)        14.10%         11.55%         19.62%
Net assets, end of period (in millions)      $1,525.7       $1,427.3       $1,344.6       $1,026.7         $792.5
Ratio of expenses to average
  net assets (%)                                  0.40%          0.40%          0.40%          0.40%          0.40%
Ratio of net investment income to
  average net assets (%)                         10.71%         10.04%          9.58%          9.83%          9.94%
Portfolio turnover rate (%)                      59%            71%           105%           107%            67%
----------------------------------
(a)  The amount shown is a balancing figure and may not agree with the change in aggregate gains and losses of portfolio securities as a result of the timing of sales and redemption of fund shares.

                                                                 Income Portfolio
----------------------------------------------------------------------------------------------------------------------
                                                Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                 12/31/99       12/31/98       12/31/97       12/31/96       12/31/95
                                               -----------------------------------------------------------------------
Net asset value, beginning of period            $10.21         $ 9.92         $ 9.75         $10.08         $ 9.04
                                                ------         ------         ------         ------         ------
Investment Operations -
  Net investment income                           0.59           0.61           0.65           0.63           0.65
  Net realized and unrealized gain
   on investments (a)                            (0.80)          0.29           0.17          (0.33)          1.04
                                                ------         ------         ------          -----          -----
  Total from investment operations               (0.21)          0.90           0.82           0.30           1.69
                                                ------         ------         ------          -----          -----
Less Distributions from:
  Net investment income                          (0.59)         (0.61)         (0.65)         (0.63)         (0.65)
  Net realized gain on investments                  --             --             --             --
                                                ------          ------        ------          -----          -----
Total Distributions                              (0.59)         (0.61)         (0.65)         (0.63)         (0.65)
                                                ------          ------        ------          -----          -----
Net asset value, end of period                  $ 9.41         $10.21         $ 9.92         $ 9.75         $10.08
                                                ======         ======         ======         ======         ======
Total investment return at
  net asset value (%)                            (2.01%)         9.37%          8.75%          3.21%         19.36%
Net assets, end of period (in millions)      $1,066.0       $1,074.3         $880.4         $801.2         $762.1
Ratio of expenses to average
  net assets (%)                                  0.40%          0.40%          0.40%          0.40%          0.40%
Ratio of net investment income to
  average net assets (%)                          6.09%          6.06%          6.68%          6.54%          6.81%
Portfolio turnover rate (%)                      91%            86%           117%           150%           132%
----------------------------------
(a)  The amount shown is a balancing figure and may not agree with the change in aggregate gains and losses of portfolio securities as a result of the timing of sales and redemption of fund shares.

                                                                 Money Market Portfolio
----------------------------------------------------------------------------------------------------------------------
                                                Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                 12/31/99       12/31/98       12/31/97       12/31/96       12/31/95
                                               -----------------------------------------------------------------------
Net asset value, beginning of period            $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                ------         ------         ------         ------         ------
Investment Operations -
  Net investment income                           0.05           0.05           0.05           0.05           0.06
                                                ------         ------         ------          -----          -----
Less Distributions from:
  Net investment income                          (0.05)         (0.05)         (0.05)         (0.05)         (0.06)
                                                ------          ------        ------          -----          -----
Net asset value, end of period                  $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                ======         ======         ======         ======         ======
Total investment return at
  net asset value (%)                             4.94%          5.32%          5.43%          5.20%          5.71%
Net assets, end of period (in millions)        $294.9         $193.8         $121.2         $103.9          $66.1
Ratio of expenses to average
  net assets (%)                                  0.40%          0.40%          0.40%          0.40%          0.40%
Ratio of net investment income to
  average net assets (%)                          4.86%          5.16%          5.27%          5.07%          5.55%
----------------------------------------
(a)  The amount shown is a balancing figure and may not agree with the change in aggregate gains and losses of portfolio securities as a result of the timing of sales and redemption of fund shares.

[Back cover page]





     The Statement of Additional Information which is incorporated by reference into this Prospectus contains additional information about the Fund and its Portfolios. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports for variable products. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Portfolios during their last fiscal year. You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-990-6290. You also may review and copy information about the Portfolios (including the Statement of Additional Information) at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. You may get more information about the Public Reference Room by calling 1-202-942-8090. You also may get information about the Portfolios on the EDGAR database at the SEC Web site (www.sec.gov) and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, or by sending an e-mail to: publicinfo@sec.gov.



1940 Act File No. 811-4603

                    STATEMENT OF ADDITIONAL INFORMATION

                           LB SERIES FUND, INC.

                              May 1, 2000


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for LB Series Fund, Inc. (the "Fund") dated May 1, 2000. The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders for the fiscal year ended December 31, 1999 of the Fund are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference. To receive a copy of the Prospectus or the Annual Report for the Fund, write to LB Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) 328-4552 for the Automated Service Line or (800) 990-6290 to speak with a customer service associate.



                            TABLE OF CONTENTS

                                                                      PAGE

History of the Fund...................................................
Investment Policies and Restrictions..................................
Fund Management.......................................................
Investment Advisory Services..........................................
Brokerage Transactions................................................
Code of Ethics........................................................
Capital Stock.........................................................
Net Asset Value.......................................................
Tax Status............................................................
Calculation of Performance Data.......................................
Description of Debt Ratings...........................................
Report of Independent Public Accountants and Financial Statements.....

                                 HISTORY OF THE FUND

     The Fund is a diversified open-end management investment company, a Minnesota corporation organized on February 24, 1986. Prior to January 31, 1994, the Fund was known as LBVIP Series Fund, Inc. The Fund is made up of seven separate Portfolios: the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World Growth Portfolio, the Growth Portfolio, the High Yield Portfolio, the Income Portfolio, and the Money Market Portfolio. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock is issued with respect to each Portfolio.


                         INVESTMENT POLICIES AND RESTRICTIONS

ADDITIONAL INVESTMENT PRACTICES

     In addition to those practices stated in the Prospectus, various of the Portfolios may purchase the following securities or may engage in the following transactions.


OTHER SECURITIES

     The Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World Growth Portfolio, and the Growth Portfolio may each invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADR's), and other debt or equity securities. In addition, each of these Portfolios may invest in U.S. Government securities or cash, and the World Growth Portfolio may also invest in European Depository Receipts (EDR's) and the securities of foreign investment trusts and or trusts.

     The Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World Growth Portfolio, and the Growth Portfolio will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard & Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade (sometimes referred to as "high yield" or "junk bonds") are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

     The High Yield Portfolio and the Income Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.


BANK INSTRUMENTS

     The Money Market Portfolio may invest in bank instruments including, but not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

     U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks. These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S. Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.


REPURCHASE AGREEMENTS

     Each of the Portfolios may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller's agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by Lutheran Brotherhood (or a sub-adviser) to be creditworthy.


RESTRICTED SECURITIES

     The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.


REVERSE REPURCHASE AGREEMENTS

     Each of the Portfolios also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time. The Portfolio will engage in reverse repurchase agreements which are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio's records at the trade date and maintained until the transaction is settled.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Each of the Portfolios may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.


LENDING SECURITIES (ALL PORTFOLIOS EXCEPT THE  MONEY MARKET PORTFOLIO)

     Consistent with applicable regulatory requirements, each of the Portfolios may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. In electing to engage in securities lending for a Portfolio, the Adviser will take into account the investment objective and principal strategies of the Portfolio. For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.

     The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

     No Portfolio will lend securities to broker-dealers affiliated with Lutheran Brotherhood or a sub-adviser. Lutheran Brotherhood believes that this will not affect the Portfolio's ability to maximize its securities lending opportunities. No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.


PUT AND CALL OPTIONS (ALL PORTFOLIOS EXCEPT THE MONEY MARKET PORTFOLIO)

     Selling ("Writing") Covered Call Options: The Portfolios may from time to time sell ("write") covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined ("strike") price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or a closing transaction is made.

     If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

     Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities which the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

     Selling Put Options: The Portfolios may from time to time sell ("write") covered put options if the put option is part of a combined position (see "Combined Position Option" below). As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined ("strike") price for the option's underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

     If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security. The Portfolio will, however, retain the premium
received for the option as additional income.   If the price of the
underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.

     Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their investments. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined ("strike") price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

     Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

     Index Options: As part of its options transactions, the Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

     Combined Position Options. The Portfolios may purchase and sell options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the
overall position.  For example, the Portfolios may   engage in "straddle"
and "spread" transactions. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Portfolio will depend on Lutheran Brotherhood's or the Sub-adviser's perception of anticipated market movements.

     Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its investment adviser. Despite the investment adviser's or sub-adviser's best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled, "Risks of Transactions in Options and Futures". Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when its investment adviser or sub-adviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the Portfolio expires or is exercised.

     Closing Transactions: The Portfolios may dispose of options which they have written by entering into "closing purchase transactions". Those Portfolios may dispose of options which they have purchased by entering into "closing sale transactions". A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

     A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

     A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.


FINANCIAL FUTURES AND OPTIONS ON FUTURES (ALL PORTFOLIOS EXCEPT THE MONEY MARKET PORTFOLIO)

     Selling Futures Contracts: The Portfolios may sell financial futures contracts ("futures contracts") as a hedge against adverse movements in the prices of securities in those Portfolios. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills, government mortgage-backed securities; corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.

     Futures contracts have been designed by and are traded on boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

     When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called "margin" by commodities exchanges and brokers.

     The payment of "margin" in these transactions is different than purchasing securities "on margin". In purchasing securities "on margin" an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of "margin" involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a "good faith deposit" by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay "variation margin" equal to the daily change in the value of the position held by the Portfolio.

     Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities which they intend to purchase. The Portfolios may buy and sell futures contracts for a number of reasons, including to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and to protect the value of portfolio securities. A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities which a Portfolio intends to purchase. A Portfolio would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities which a Portfolio intends to purchase.

     Options on Futures Contracts: The Portfolios may also sell ("write") and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities which a Portfolio intends to purchase.

     Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.

     Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Portfolio will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Portfolio's total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.


HYBRID INVESTMENTS (ALL PORTFOLIOS EXCEPT THE  MONEY MARKET PORTFOLIO)

     As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counter party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. None of the Portfolios expect to hold more than 5% of its total assets in hybrid instruments.


RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES

     There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio's hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

     There is a risk that Lutheran Brotherhood or a sub-adviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio's return to be less than if hedging had not taken place. The overall effectiveness of hedging therefore depends on the expense of hedging and Lutheran Brotherhood's or a Portfolio's sub-adviser's accuracy in predicting the future changes in interest rate levels and securities price movements.

     A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market. There is nonetheless no assurance that a liquid secondary market such as an exchange or board of trade will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

     Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.


FOREIGN FUTURES AND OPTIONS

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.


SHORT SALES AGAINST THE BOX

     The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box". A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.


FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

     Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


TEMPORARY DEFENSIVE INVESTMENTS

     The Portfolios may hold up to 100% of their assets in cash or short-term debt securities for temporary defensive position when, in the opinion of Lutheran Brotherhood or a Portfolio's sub-adviser such a position is more likely to provide protection against unfavorable market conditions than adherence to the Portfolios' other investment policies. The types of short-term instruments in which the Portfolios may invest for such purposes include short-term money market securities such as repurchase agreements and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, Eurodollar certificates of deposit, commercial paper and banker's acceptances issued by domestic and foreign corporations and banks. When investing in short-term money market obligations for temporary defensive purposes, a Portfolio will invest only in securities rated at the time of purchase Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, F-1 or F-2 by Fitch Investors Service, Inc., or unrated instruments that are determined by Lutheran Brotherhood or the Sub-adviser to be of a comparable level of quality. When a Portfolio adopts a temporary defensive position its investment objective may not be achieved.


PORTFOLIO TURNOVER RATE

     The rate of portfolio turnover in the Portfolios will not be a limiting factor when Lutheran Brotherhood or the Sub-adviser deems changes in a Portfolio's assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio's investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

     For the last three fiscal years, the portfolio turnover rates of the Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, and Income Portfolio were as follows:

                                12/31/99      12/31/98       12/31/97
Opportunity Growth Portfolio       60%          134%           147%
Mid Cap Growth Portfolio          148%          125%            --
World Growth Portfolio             23%           19%            19%
Growth Portfolio                  124%          152%           193%
High Yield Portfolio               59%           71%           105%
Income Portfolio                   91%           86%           117%


COMPUTER RELATED RISKS

     Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates.

     The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Portfolios, as well as the computer systems of those service providers upon which the Portfolios rely, in order to obtain reasonable assurances that the Portfolios will not experience a material adverse impact related to this problem. The Portfolios do not currently anticipate that this problem will have a material adverse impact on their portfolio investments, taken as a whole. There can be no assurances in this area, however, including the possibility that this problems could negatively affect the investment markets or the economy generally.


INVESTMENT LIMITATIONS

     The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the Investment Company Act of 1940. (Under the Investment Company Act of 1940, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a "1940 Act Majority Vote").) Under these restrictions:

1. None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio's total assets immediately after the time of such borrowing.

2. None of the Portfolios may issue senior securities, except as permitted under the Investment Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange Commission.

3. None of the Portfolios will make an investment unless, when considering all its other investments, 75% of the value of a Portfolio's assets would consist of cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, and securities other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's assets and to not more than 10% of the issuer's outstanding voting held by the Fund as a whole.

4. None of the Portfolios will buy or sell real estate, commodities or commodity contracts, although the Portfolios may buy and sell securities or other instruments which are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operations and except that the Portfolios may enter into financial futures contracts, may purchase put options on financial futures contracts and may purchase and sell call options on financial futures contracts.

5. None of the Portfolios may lend any of its assets except portfolio securities. The purchase of corporate or U.S. or foreign governmental bonds, debentures, notes, certificates of indebtedness, repurchase agreements or other debt securities of an issuer permitted by a Portfolio's investment objective and policies will not be considered a loan for purposes of this limitation.

6. None of the Portfolios will underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that a Portfolio may make pursuant to paragraph 5 above.

7. None of the Portfolios will purchase securities of a company in any industry if as a result of the purchase a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

     The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:

1. None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio's total assets are outstanding.

     Section 18(g) of the 1940 Act defines a "senior security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(F)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(F)(1) if it segregates fund assets.


                              FUND MANAGEMENT

     The Board of Directors of the Fund is responsible for the management and supervision of the Fund's business affairs and for exercising all powers except those reserved to the shareholders.

     The officers and Directors of the Fund and their addresses, positions with the Fund, and principal occupations are set forth below.



           NAME AND ADDRESS                 POSITION WITH THE TRUST             PRINCIPAL OCCUPATION DURING THE
                                                                                         PAST 5 YEARS

Rolf F. Bjelland*                       Chairman, Director and            Executive Vice President, Lutheran
625 Fourth Avenue South                 President                         Brotherhood; Director, Lutheran
Minneapolis, MN                                                           Brotherhood Research Corp.; Director
Age 61                                                                    and Executive Vice President, Lutheran
                                                                          Brotherhood Financial Corp.; Director,
                                                                          Lutheran Brotherhood Securities Corp.;
                                                                          Director and Vice President, Lutheran
                                                                          Brotherhood Variable Insurance Products
                                                                          Company; Director, Lutheran Brotherhood
                                                                          Real Estate Products Company; Trustee,
                                                                          Chairman and President of Lutheran
                                                                          Brotherhood Family of Funds


Herbert F. Eggerding, Jr.               Director                          Management consultant to several privately
12587 Glencroft Drive                                                     owned companies; formerly Executive Vice
St. Louis, MO                                                             President and Chief Financial Officer,
Age 62                                                                    Petrolite Corporation; Director, Lutheran
                                                                          Charities Foundation of St. Louis, MO;
                                                                          Trustee, Lutheran Brotherhood Family of Funds


Noel K. Estenson                        Director                          President and Chief Executive Officer,
CENEX, Inc.                                                               CENEX, Inc.; Vice Chairman, CF
P.O. Box 64089                                                            Industries; Board member, National
St. Paul, MN                                                              Cooperative Refinery Association;
Age 61                                                                    Board member, Farm Credit Leasing;
                                                                          Board member, National Council of
                                                                          Farmer Cooperatives; Trustee, Lutheran
                                                                          Brotherhood Family of Funds


Jodi L. Harpstead                       Director                          Vice President, U.S. Cardiac Rhythm
Medtronic                                                                 Management for Medtronic, Inc.; Previously,
7000 Central Avenue NE                                                    Manager and Vice President, U.S. Pacing
Minneapolis, MN                                                           Marketing, Medtronic, Inc.; Board member
Age 43                                                                    of Delta Dental Plan of Minnesota;
                                                                          Trustee, Lutheran Brotherhood Family of
                                                                          Funds


Richard A. Hauser                       Director                          Partner, Baker & Hostetler, LLP; Previously,
1050 Connecticut Avenue NW                                                Chairman of the Pennsylvania Avenue
Suite 1100                                                                Development Corporation, Washington, DC;
Washington, DC                                                            Director, The Luther Institute; Trustee,
Age 57                                                                    Lutheran Brotherhood Family of Funds


Connie M. Levi                          Director                          Retired President of the Greater
P.O. Box 675325                                                           Minneapolis Chamber of Commerce;
Rancho Santa Fe, CA                                                       served in the Minnesota House of
Age 60                                                                    Representatives from 1978 to 1986,
                                                                          including in the capacity as majority
                                                                          leader; former Director or member of
                                                                          numerous governmental, public service
                                                                          and non-profit boards and organizations;
                                                                          Director, Norstan, Inc.; Trustee, Lutheran
                                                                          Brotherhood Family of Funds


Bruce J. Nicholson*                     Director                          President and Chief Operating Officer,
625 Fourth Avenue South                                                   Lutheran Brotherhood; Chairman, President
Minneapolis, MN                                                           and Chief Executive Officer, Lutheran
Age 53                                                                    Brotherhood Financial Corporation; Chairman,
                                                                          President and Chief Executive Officer,
                                                                          Lutheran Brotherhood Variable Insurance
                                                                          Products Company; Chairman, Lutheran
                                                                          Brotherhood Research Corp.; Chairman,
                                                                          Lutheran Brotherhood Securities Corp.;
                                                                          Chairman, Lutheran Brotherhood Real Estate
                                                                          Products Company; Trustee, Lutheran
                                                                          Brotherhood Family of Funds


Randall L. Boushek                      Vice President                    Senior Vice President and Chief Investment
625 Fourth Avenue South                                                   Officer, Lutheran Brotherhood; Director
Minneapolis, MN                                                           and President, Lutheran Brotherhood
Age 43                                                                    Research Corp.; Director, Vice President and
                                                                          Chief Investment Officer, Lutheran Brotherhood
                                                                          Variable Insurance Products Company; Director,
                                                                          Lutheran Brotherhood Securities Corp.; Vice
                                                                          President, Lutheran Brotherhood Real Estate
                                                                          Products Company; Vice President, Lutheran
                                                                          Brotherhood Family of Funds


Otis F. Hilbert                         Secretary and Vice President      Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Vice President and Secretary,
Minneapolis, MN                                                           Lutheran Brotherhood Securities Corp.;
Age 62                                                                    Secretary of Lutheran Brotherhood
                                                                          Research Corp.; Vice President and
                                                                          Secretary, Lutheran Brotherhood
                                                                          Real Estate Products Company; Vice
                                                                          President and Assistant Secretary,
                                                                          Lutheran Brotherhood Variable
                                                                          Insurance Products Company; Secretary and
                                                                          Vice President, Lutheran Brotherhood
                                                                          Family of Funds


Frederick P. Johnson                    Vice President                    Assistant Vice President, Lutheran
625 Fourth Avenue South                                                   Brotherhood; Assistant Vice President,
Minneapolis, MN                                                           Lutheran Brotherhood Variable Insurance
Age 37                                                                    Products Company; Assistant Vice
                                                                          President, Lutheran Brotherhood
                                                                          Securities Corp.; Assistant Vice
                                                                          President, Lutheran Brotherhood Research
                                                                          Corp.; Vice President, Lutheran Brotherhood
                                                                          Family of Funds


James R. Olson                          Vice President                    Senior Vice President, Lutheran
625 Fourth Avenue South                                                   Brotherhood; Director and Vice President,
Minneapolis, MN                                                           Lutheran Brotherhood Variable Insurance
Age 57                                                                    Products Company; Director and Vice President,
                                                                          Lutheran Brotherhood Research Corp.;
                                                                          Director and Vice President, Lutheran
                                                                          Brotherhood Securities Corp.; Vice
                                                                          President, Lutheran Brotherhood Real
                                                                          Estate Products Company; Vice President,
                                                                          Lutheran Brotherhood Family of Funds


Brenda J. Pederson                      Vice President                    Assistant Vice President, Lutheran
625 Fourth Avenue South                                                   Brotherhood; Assistant Vice President,
Minneapolis, MN                                                           Lutheran Brotherhood Securities Corp.;
Age 38                                                                    Vice President, Lutheran Brotherhood
                                                                          Family of Funds


Richard B. Ruckdashel                   Vice President                    Vice President, Lutheran Brotherhood;
625 Fourth Avenue South                                                   Vice President, Lutheran Brotherhood
Minneapolis, MN                                                           Variable Insurance Products Company; Vice
Age 44                                                                    President, Lutheran Brotherhood
                                                                          Securities Corp.; Vice President,
                                                                          Lutheran Brotherhood Family of Funds


Wade M. Voigt                           Treasurer                         Assistant Vice President, Mutual Fund
625 Fourth Avenue South                                                   Accounting, Lutheran Brotherhood;
Minneapolis, MN                                                           Treasurer of LB Series Fund, Inc.
Age 43

-----------------------
 (*)  "Interested person" of the Fund as defined in the Investment Company
      Act of 1940 by virtue of his positions with affiliated entities referred to elsewhere herein.


Executive Committee

     The present members of the Executive Committee of the Fund are Directors Bjelland (Chairman), Eggerding, and
Nicholson.  The Executive Committee assists the Board of Directors in fulfilling its duties with respect to the scheduling of Board meetings and their agendas.  The Executive Committee serves as a direct line of communication between the Board of Directors and management of the Fund and the investment adviser.  The Executive Committee meets as necessary, and generally meets at least once prior to each meeting of the Board of Directors.



COMPENSATION OF DIRECTORS AND OFFICERS

     The Fund makes no payments to any of its officers for services performed for the Fund. Directors of the Fund who are not interested persons of the Fund are paid an annual retainer fee of $28,500 and an annual fee of $10,000 per year to attend meetings of Board of Directors of the Fund complex.

     Directors who are not interested persons of the Fund are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors of the Fund. The Directors receive no pension or retirement benefits in connection with their service to the Fund.

     For the fiscal year ended December 31, 1999, the Directors of the Fund received the following amounts of compensation either directly or in the form of payments into a deferred compensation plan:





                                             PENSION OR
                                             RETIREMENT
                            AGGREGATE      BENEFITS ACCRUED    ESTIMATED ANNUAL   TOTAL COMPENSATION
NAME AND POSITION         COMPENSATION     AS PART OF FUND      BENEFITS UPON        PAID BY FUND
OF PERSON                  FROM FUND          EXPENSES           RETIREMENT        AND FUND COMPLEX (1)
Rolf F. Bjelland(2)         $     0         $      0            $      0               $     0
Chairman and Director

Herbert F. Eggerding, Jr.    17,292                0                   0                38,875
Director

Noel K. Estenson             16,222                0                   0                36,375
Director

Jodi L. Harpstead            16,222                0                   0                36,375
Director

Richard K. Hauser            16,222                0                   0                36,375
Director

Connie M. Levi               16,757                0                   0                37,625
Director

Bruce J. Nicholson(2)             0                0                   0                     0
Director
-------------------------
(1)  The "Fund Complex" includes eleven series of The Lutheran Brotherhood Family of Funds and the seven portfolios of LB Series Fund, Inc.
(2)  "Interested person" of the Fund as defined in the Investment Company Act of 1940.



CONTROL PERSONS AND PURCHASES OF SECURITIES

     Shares in the Fund are sold only to separate accounts (the "Accounts") of Lutheran Brotherhood and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"), to fund benefits under various variable life insurance and annuity contracts issued by Lutheran Brotherhood and LBVIP (the "Contracts").

     The voting rights of Contract owners, and limitations on those rights, are explained in separate prospectuses relating to such Contracts. Lutheran Brotherhood and LBVIP, as the owners of the assets in the Accounts, are entitled to vote all of the shares of the Fund held to fund the benefits under the Contracts, but they will generally do so in accordance with the instructions of Contract owners. Any shares of a Portfolio attributable to a Contract for which no timely voting instructions are received, and any shares of that Portfolio held by Lutheran Brotherhood, LBVIP or any of their affiliates for their own account, will be voted by Lutheran Brotherhood and LBVIP in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Under certain circumstances described in the separate prospectus relating to the Contracts, however, Lutheran Brotherhood and LBVIP may disregard voting instructions received from Contract owners.


                     INVESTMENT ADVISORY SERVICES

     Lutheran Brotherhood (the "Adviser") is the investment adviser of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. Lutheran Brotherhood, founded in 1917 under the laws of Minnesota, is a fraternal benefit society owned by and operated for its members. It is subject to regulation by the Insurance Division of the State of Minnesota as well as by the insurance departments of all the other states and jurisdictions in which it does business. LBVIP is an indirect subsidiary of Lutheran Brotherhood.

     Certain directors and officers of the Fund are also affiliates of Lutheran Brotherhood and/or LBVIP. See "Fund Management".

     Investment decisions for each of the Portfolios, except the World Growth Portfolio, are made by Lutheran Brotherhood, subject to the overall direction of the Board of Directors. Lutheran Brotherhood provides overall investment supervision of the World Growth Portfolio's investments, with investment decisions for the World Growth Portfolio being made by an investment sub-adviser. Except for the World Growth Portfolio, Lutheran Brotherhood provides investment research and supervision of each Portfolio's investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of each Portfolio's assets.

     Investment decisions for the World Growth Portfolio are made by Rowe Price-Fleming International, Inc. ("Price-Fleming"), which Lutheran Brotherhood has engaged as the sub-adviser for that Portfolio. Price-Fleming manages that Portfolio on a daily basis, subject to the overall direction of Lutheran Brotherhood and the Board of Directors.

     Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with the U.S. equivalent of over $42 billion under management as of December 31, 1999 in its offices in Baltimore, London, Tokyo, Singapore, Paris, Hong Kong, and Buenos Aires.

     The Advisory Contract provides that it shall continue in effect with respect to each Portfolio from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act) or by the Directors of the Fund, and (ii) in either event by a vote of a majority of the Directors who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.


     The Investment Sub-advisory Contract between Lutheran Brotherhood, the Fund and Price-Fleming (the "Price-Fleming Sub-advisory Contract") provides that it shall continue in effect with respect to the World Growth Portfolio from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act) or by the Directors of the Fund, and (ii) in either event by a vote of a majority of the Directors who are not parties to the Price-Fleming Sub-advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Price-Fleming Sub-advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     The Adviser receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to an annual rate of
 .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Opportunity Growth, and Mid Cap Growth Portfolios. The fee is a daily charge equal to an annual rate of .85% of the aggregate average daily net assets of the World Growth Portfolio. Each daily charge for the fee is divided among the Portfolios in proportion to their net assets on that day. During the fiscal periods ended December 31, 1999, 1998, and 1997, the Adviser earned $32,324,023, $25,936,473, and $20,167,422, respectively, as gross advisory fees.

     Lutheran Brotherhood pays Price-Fleming an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to a percentage of that Portfolio's average daily net assets. The percentage decreases as the Portfolio's assets increase. For purposes of determining the percentage level of the sub-advisory fee for the Portfolio, the assets of the Portfolio are combined with the assets of the Lutheran Brotherhood World Growth Fund, another fund with investment objectives and policies that are similar to the World Growth Portfolio and for which the Sub-adviser also provides sub-advisory services. The sub-advisory fee Lutheran Brotherhood pays the Sub-adviser is equal to the World Growth Portfolio's pro rata share of the combined assets of the Portfolio and the Lutheran Brotherhood World Growth Fund and is equal to .75% of combined average daily net assets up to $20 million, .60% of combined average daily net assets over $20 million but not over $50 million, and .50% of combined average daily net assets over $50 million. When the combined assets of the World Growth Portfolio and the Lutheran Brotherhood World Growth Fund exceed $200 million, the sub-advisory fee for the World Growth Portfolio is equal to .50% of all of the Portfolio's average daily net assets. Price-Fleming has agreed to waive its fees so that when the combined assets of the World Growth Portfolio and World Growth Fund exceed $500 million, the sub-advisory fee for the World Growth Portfolio is equal to .45% of all the Portfolio's average daily net assets. As of December 31, 1999, the combined assets of the World Growth Portfolio and the World Growth Fund totaled $683.6 million.

     The Investment Advisory Agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with the Adviser, Lutheran Brotherhood or LBVIP and all other expenses of the Fund (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund's custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolio of the Fund, expenses of shareholders' meetings and expenses relating to the issuance, registration and qualification of shares of the Fund. Lutheran Brotherhood and LBVIP have agreed with the Fund to pay, or to reimburse the Fund for the payment of, all of the foregoing expenses.

     The Adviser also furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund.

     The Adviser, through the indirect ownership of Lutheran Brotherhood Research Corp., also serves as the investment adviser to several other investment companies. When investment opportunities arise that may be appropriate for one of the Portfolios and one or more of such other companies, the Adviser will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on the investment objectives and current cash and investment position of each. Because the various entities for which the Adviser acts as investment adviser have different investment objectives and positions, the Adviser may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.


CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the securities held by the Portfolios and is authorized to use various securities depository facilities, such as the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank. State Street Bank and Trust Company is also the transfer agent and dividend disbursing agent for the Fund.


INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 650 Third Avenue South, Park Building, Suite 1300, Minneapolis, Minnesota 55402, serves as the Fund's independent accountants, providing professional services including audits of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Fund.


                            BROKERAGE TRANSACTIONS

PORTFOLIO TRANSACTIONS

     In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Lutheran Brotherhood, acting by its own officers, directors or employees or by a duly authorized subcontractor, including Price-Fleming (a "sub-adviser"), to select the brokers or dealers that will execute purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Lutheran Brotherhood and the sub-adviser will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available. In assessing the best overall terms available for any transaction, Lutheran Brotherhood and the sub-adviser will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Lutheran Brotherhood and the sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Lutheran Brotherhood or the sub-adviser or an affiliate of Lutheran Brotherhood or the sub-adviser exercises investment discretion. Lutheran Brotherhood and the sub-adviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Lutheran Brotherhood or the sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

     To the extent that the receipt of the above-described services may supplant services for which Lutheran Brotherhood or the sub-adviser might otherwise have paid, it would, of course, tend to reduce the expenses of Lutheran Brotherhood or the sub-adviser.

     The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Lutheran Brotherhood, a sub-adviser, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Lutheran Brotherhood and its affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a Portfolio.


AFFILIATED TRANSACTIONS OF THE SUB-ADVISER

     Subject to applicable SEC rules, as well as other regulatory requirements, the sub-adviser of the World Growth Portfolio may allocate orders to brokers or dealers affiliated with the sub-adviser. Such allocation shall be in such amounts and proportions as the sub-adviser shall determine and the Portfolio's sub-adviser will report such allocations either to Lutheran Brotherhood, which will report such allocations to the Board of Directors, or, if requested, directly to the Board of Directors.


BROKERAGE COMMISSIONS

During the last three fiscal years, the Portfolios paid the following brokerage fees:

                            12/31/99       12/31/98       12/31/97

Opportunity Growth
  Portfolio                $  280,517     $  857,916     $  789,032
Mid Cap Growth Portfolio      404,051        203,262             --
World Growth Portfolio*       308,563        285,236        492,771
Growth Portfolio            8,772,124      8,234,385      6,961,631
High Yield Portfolio           12,179          9,706          8,418
Income Portfolio               80,789         82,478        135,832
Money Market Portfolio             --             --             --
---------------------
* Amount paid to affiliated broker-dealer is $7,586 for the fiscal year ended December 31, 1999, $10,640 for the fiscal year ended December 31, 1998, and $11,272 for the fiscal year ended December 31, 1997.

     Of the brokerage fee amounts stated above and underwriting concessions of dealers from whom the Portfolio purchased newly issued debt securities, the following percentages were paid to firms which provided research, statistical, or other services to Lutheran Brotherhood or the sub-adviser in connection with the management of the Portfolios:

                           12/31/99       12/31/98       12/31/97

Opportunity Growth
  Portfolio                    --           6.70%          5.52%
Mid Cap Growth Portfolio     17.27%        45.80%          --
World Growth Portfolio        3.38%         3.77%          1.90%
Growth Portfolio             16.88%        17.15%         18.19%
High Yield Portfolio          0.07%          --             --
Income Portfolio              3.32%         3.15%          3.29%
Money Market Portfolio         --            --             --


                                 CODE OF ETHICS

     The Fund has adopted a code of ethics that imposes certain limitations and restrictions on personal securities transactions by persons having access to Fund investment information, including portfolio managers. Such access persons may not purchase any security being offered under an initial public offering, any security for which one of the Portfolios has a purchase or sale order pending, or any security currently under active consideration for purchase or sale by a Portfolio. Additionally, portfolio managers may not purchase or sell any security within seven days before or after any transaction in such security by the Portfolio that he or she manages. In order for the Fund to monitor the personal investment transactions, all access persons must obtain the approval of an officer of the Fund designated by the Directors before they may purchase or sell any security and they must have all such transactions reported to such officer by the broker-dealer through which the transaction was accomplished.


                                CAPITAL STOCK

     The total number of shares of capital stock which the Fund has authority to issue is 2,000,000,000 shares of the par value of $.01 per share. All shares are divided into the following classes of capital stock, each class comprising the number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board of Directors:

                   Class                             Number of Shares

     Money Market Portfolio Capital Stock               400,000,000
     Income Portfolio Capital Stock                     400,000,000
     High Yield Portfolio Capital Stock                 200,000,000
     Growth Portfolio Capital Stock                     400,000,000
     Opportunity Growth Portfolio Capital Stock         200,000,000
     Mid Cap Growth Portfolio Capital Stock             200,000,000
     World Growth Portfolio Capital Stock               200,000,000

     Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.

     The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder's name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the Investment Company Act of 1940 shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the Investment Company Act of 1940) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.

     The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares of the class relates. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.

     The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board. Dividends or distributions on shares of any class of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to such class.

     Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.

     The assets belonging to any class of stock will be charged with the liabilities in respect to such class, and will also be charged with their share of the general liabilities of the Fund in proportion to the asset values of the respective classes.


                            NET ASSET VALUE

OPPORTUNITY GROWTH PORTFOLIO, MID CAP GROWTH PORTFOLIO, WORLD GROWTH PORTFOLIO, GROWTH PORTFOLIO, HIGH YIELD PORTFOLIO, AND INCOME PORTFOLIO

     The net asset value per share is determined at the close of each day the New York Stock Exchange (the "NYSE") is open, or any other day as provided by Rule 22c-1 under the Investment Company Act of 1940.
Determination of net asset value may be suspended when the Exchange is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the Investment Company Act of 1940.

     Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.

     The market value of each Portfolio's securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:

- Equity securities traded on the NYSE or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

- Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

- Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Lutheran Brotherhood may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

- Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

     For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

     Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

     All other securities and assets will be appraised at fair value as determined by the Board of Director.

     Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.

     For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


MONEY MARKET PORTFOLIO

     Securities held by the Money Market Portfolio are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the Money Market Portfolio would receive if it sold the security.

     The Money Market Portfolio anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of $1.00 per share and the Money Market Portfolio will use its best efforts to do so. However, such maintenance at $1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Money Market Portfolio and the Money Market Portfolio is compelled to sell such securities at a time when the prices which it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Money Market Portfolio should have negative net income. It is expected that the Money Market Portfolio will have positive net income at the time of each determination thereof.

     The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940 Act. Such compliance requires, among other things, the following:

     (1) The Directors must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute which reflects current market conditions) from the Money Market Portfolio's net asset value per share under the amortized cost valuation method will be determined at such intervals as the Directors deem appropriate and reasonable in light of current market conditions, and the Directors must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

     (2) In the event such deviation from the Money Market Portfolio's net asset value under the amortized cost valuation method exceeds
          1/2 of 1%, the Directors must promptly consider what action should be initiated by them, and when the Directors believe the extent of any deviation from the Money Market Portfolio's net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Directors);

     (3) The Money Market Portfolio may not purchase any instrument with a remaining maturity greater than 397 calendar days or maintain a dollar-weighted average portfolio maturity which exceeds 90 days;

     (4) The Money Market Portfolio must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments which the Directors determine present minimal credit risks and which are "eligible securities" as defined in Rule 2a-7; and

     (5) The Money Market Portfolio must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

     Securities in which the Money Market Portfolio invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule 2a-7 under the 1940 Act) that are determined to present minimal credit risks. In general, the term "Eligible Security" is limited to any security that:

     (i) (a) either (1) has received a short-term rating from a nationally recognized statistical rating organization (NRSRO") or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security or (2) is subject to a guarantee that has received a short-term rating from an NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c) has received a rating from the requisite number of NRSROs (i.e.. two, if two organizations have issued ratings and one if only one has issued a rating) in one of the two highest short-term major rating categories; or

     (ii) is unrated but is of comparable quality to a rated security as described in (i), above, and which at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from an NRSRO in any NRSRO major rating category outside of the NRSRO's three highest major rating categories, unless the security has received a long-term rating from the requisite number of NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term major rating categories.

     As indicated in the Prospectus, at least 95% of the Money Market Portfolio's total assets will consist of government securities and "first tier" eligible securities as defined in Rule 2a-7 under the 1940 Act, with the balance of the Money Market Portfolio's assets invested in "second tier" eligible securities as defined in Rule 2a-7. For this purpose, "second tier" eligible securities generally are those which have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities. The Money Market Portfolio may not invest more than the greater of 1% of its total assets or $1 million in "second tier" eligible securities of any single issuer.


                                TAX STATUS

     The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:

         - derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

         -        invest in securities within certain statutory limits; and

         - distribute at least 90% of its ordinary income to shareholders.

     It is each Portfolio's policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

     To avoid payment of a 4% excise tax, each Portfolio is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending December 31.


CAPITAL GAINS

     While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if Lutheran Brotherhood believes it to be advisable. Such changes may result in the realization of capital gains. Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in February.


CALCULATION OF PERFORMANCE DATA

     The total return and yield of each of the Portfolios will be calculated as set forth below. Calculations of performance data for the Portfolios includes the effect of the investment advisory fee charged to the Fund but does not reflect the expenses charged to the variable contracts at the separate account level.


TOTAL RETURN

     Average annual total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

                                  P(1+T)(n) = ERV

[In the above formula "n" is an exponent.]

Where:         P      =      a hypothetical initial payment of $1,000

               T      =      average annual total return

               n      =      number of years

               ERV    =      ending redeemable value at the end of the
                             designated period assuming a hypothetical
                             $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that all dividends and distributions by the Portfolio are reinvested at net asset value on the reinvestment dates during the periods. The investment advisory fee charged to the Fund is also taken into account as described later herein.


YIELD

     Yield is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

[A formula is expressed here that is as follows:

     Yield is equal to 2 times the difference between the sixth power of a number and 1, where that number is equal to the sum of the quotient of a divided by b and 1.]

        Where:

        a         =        dividends and interest earned during the period
                           minus the investment advisory fee accrued for the period

        b         =        the average daily number of shares outstanding
                           during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, a Portfolio computes the yield to maturity of each obligation held by a Portfolio based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), a Portfolio accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. Each Portfolio has elected not to amortize discount or premium on such securities.

     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

     Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the portfolio, portfolio maturity and operating expenses and market conditions.

     The tables below present the average annual returns for all Portfolios except the Money Market Portfolio and the yields for the High Yield Portfolio, and the Income Portfolio for the indicated periods ended December 31, 1999.



                                 Current
                                   SEC        Average Annual Total Returns as of 12/31/99         Date
                                  Yield      ---------------------------------------------         of
Portfolio                        12/31/99    1-Year     5-Years     10-Years     Inception     Inception
--------------------------       --------    ------     -------     --------     ---------     ---------
Opportunity Growth Portfolio       n/a        27.55%     n/a         n/a          10.57%       01/18/96
Mid Cap Growth Portfolio           n/a        49.64%     n/a         n/a          30.67%       01/30/98
World Growth Portfolio             n/a        34.13%     n/a         n/a          15.65%       01/18/96
Growth Portfolio                   n/a        43.61%    32.15%      20.28%         n/a            --
High Yield Portfolio              11.11%      10.52%    10.62%      11.78%         n/a            --
Income Portfolio                   6.98%      -2.01%     7.50%       7.89%         n/a            --
Money Market Portfolio             n/a         4.94%     5.32%       5.08%         n/a            --



YIELD - MONEY MARKET PORTFOLIO

     When the Money Market Portfolio quotes a "current annualized" yield, it is based on a specified recent seven calendar-day period. It is computed by
(1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) all fees charge to all shareholder accounts, in proportion to the length of the base period.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Portfolio's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

                                                               Money Market
                                                                Portfolio
                                                                ----------
   Annualized Current Yield For 7-day Period Ended 12/31/99       5.51%

   Effective Yield For 7-day Period Ended 12/31/99                5.66%


NONSTANDARDIZED TOTAL RETURN

     A Portfolio may provide the above described average annual total return results for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before such quarter end and at the commencement of such Portfolio's operations. In addition, a Portfolio may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.


                     DESCRIPTION OF DEBT RATINGS

     Moody's Investors Service, Inc. describes grades of corporate debt securities and "Prime-1" and "Prime-2" commercial paper as follows:

BONDS:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


COMMERCIAL PAPER:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         o   Leading market positions in well-established industries.

         o   High rates of return of funds employed.

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Standard & Poor's Corporation describes grades of corporate debt securities and "A" commercial paper as follows:


BONDS:

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

         The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

         The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC The rating CC typically is currently highly vulnerable to nonpayment.

C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

     Commercial Paper: Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is "A" or better (however, in some cases a "BBB" long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer's industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.


                   REPORT OF INDEPENDENT ACCOUNTANTS
                         AND FINANCIAL STATEMENTS

     The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders for the fiscal year ended December 31, 1999 of the Fund are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference.

                           LB SERIES FUND, INC.

                                    PART C
                             OTHER INFORMATION
                             -----------------

Item 23.      Exhibits

   (a)     Articles of Incorporation of the Registrant (4)
   (b)(1)  Bylaws of the Registrant (3)(4)(5)
   (b)(2)  First Amended and Restated Bylaws of the Registrant (6)
   (c)     Not applicable
   (d)(1)  Investment Advisory Contract between the Registrant and Lutheran Brotherhood Research Corp. (4)
   (d)(2)  Investment Advisory Contract between the Registrant and Lutheran Brotherhood.  (4)
   (d)(3)  Form of Sub-Advisory Agreement between Lutheran Brotherhood, the Registrant and Rowe Price-Fleming International, Inc. (1)
   (e)     Not Applicable
   (f)     Not applicable
   (g)(1)  Custodian Contract between the Registrant and State
           Street Bank and Trust Company  (4)
   (g)(2)  Transfer Agency Agreement between the Registrant and
           State Street Bank and Trust Company  (4)
   (g)(3)  Amendment to Custodian Contract dated February 1, 1989 (1)
   (g)(4)  Amendment to Custodian Contract dated January 11, 1990  (1)
   (g)(5)  Amendment to Custodian Contract  dated March 15, 1995 (1)
   (g)(6)  Letter Agreement between the Registrant and State Street
           Bank and Trust Company regarding the Opportunity Growth Portfolio and the World Growth Portfolio (2)
   (g)(7) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company regarding the Mid Cap Growth Portfolio (3)
   (h)(1) Reimbursement Agreement between the Registrant, Lutheran Brotherhood, and Lutheran Brotherhood Variable Insurance Products Company (5)
   (h)(2)  Form of Letter Agreement for Line of Credit (6)
   (i)     Opinion and consent of counsel (6)
   (j)     Consent of independent accountants (6)
   (k)     Not applicable
   (l)(1) Letter from Lutheran Brotherhood Variable Insurance Products Company ("LBVIP")with respect to providing initial capital. (4)
   (l)(2) Letter from Lutheran Brotherhood with respect to providing initial capital to the Opportunity Growth Portfolio (2)
   (l)(3) Letter from Lutheran Brotherhood with respect to providing initial capital to the World Growth Portfolio (2)
   (l)(4) Letter from Lutheran Brotherhood Variable Insurance Products Company with respect to providing initial capital to the Opportunity Growth Portfolio (2)
   (l)(5) Letter from Lutheran Brotherhood Variable Insurance Products Company with respect to providing initial capital to the World Growth Portfolio (2)
   (l)(6) Letter from Lutheran Brotherhood with respect to providing initial capital to the Mid Cap Growth Portfolio (3)
   (l)(7) Letter from Lutheran Brotherhood Variable Insurance Products Company with respect to providing initial capital Letter with respect to the Mid Cap Growth Portfolio (3)
   (m)     Not applicable
   (n)     Not applicable
   (o) Powers of Attorney for Rolf F. Bjelland, Herbert F. Eggerding, Jr., Noel K. Estenson, Jodi L. Harpstead, Richard A. Hauser, Connie M. Levi, Bruce J. Nicholson, Ruth E. Randall, and Wade M. Voigt. (5)

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

     Footnote
     Reference     Securities Act of 1933 Amendment          Date Filed
     ---------     --------------------------------          ----------
       (1)         Post-effective Amendment No. 14         November 1, 1995
       (2)         Post-effective Amendment No. 15         January 17, 1996
       (3)         Post-effective Amendment No. 18         November 12, 1997
       (4)         Post-effective Amendment No. 22         April 27, 1998
       (5)         Post-effective Amendment No. 23         February 25, 1999
       (6)         Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant
----------------------------------------------------------------------
     None.



Item 25. Indemnification
------------------------

Filed as part of the initial Registration Statement filed on March 3, 1986, and incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

     The Adviser has been engaged in the management of its own investment portfolio since 1917, and has been a registered investment adviser since 1989. The Adviser's own assets were approximately $17.41 billion on December 31, 1999. The Adviser also has owned a subsidiary investment advisory company since 1970 that acts as investment adviser to eleven mutual funds which are each a series of a registered investment company with combined net assets of approximately $5.06 billion on December 31, 1999.

     The directors and officers of the Adviser are listed below, together with their principal occupations during the past two years. (Their titles may have varied during that period.)


Directors:
     Robert P. Gandrud                      Chairman of the Board of
     Lutheran Brotherhood                   Directors, Chief Executive
     625 Fourth Avenue South                Officer
     Minneapolis, Minnesota

     Robert O. Blomquist                    Director
     16060 Kelly Cove Drive
     Fort Myers, Florida

     Dr. Addie J. Butler                    Director
     Assistant Dean
     Community College of Philadelphia
     1700 Spring Garden Street
     Philadelphia, Pennsylvania

     Richard W. Duesenberg                  Director
     Retired, formerly Senior Vice President
     General Counsel and Secretary
     Monsanto Company
     One Indian Creek Lane
     St. Louis, Missouri

     Bobby I. Griffin                       Director
     Executive Vice President
     Medtronic, Inc.
     7000 Central Avenue Northeast
     Minneapolis, Minnesota

     James M. Hushagen                      Director
     Partner, Eisenhower & Carlson
     1201 Pacific Avenue, Suite 1200
     Tacoma, Washington

     Richard C. Kessler                     Director
     President
     The Kessler Enterprise, Inc.
     7380 Sand Lake Road, Suite 120
     Orlando, Florida

     Dr. Luther S. Luedtke                  Director
     California Lutheran University
     60 West Olsen Road
     Thousand Oaks, California

     Richard C. Lundell                     Director
     Lutheran Brotherhood
     10000 W. Highway 55, Suite 300
     Plymouth, Minnesota

     John P. McDaniel                       Director
     President
     MedStar Health
     5565 Sterett Place
     Columbia, Maryland

     Bruce J. Nicholson                     President, Chief Operating
     Lutheran Brotherhood                   Officer and Director
     625 Fourth Avenue South
     Minneapolis, Minnesota

     Dr. Mary Ellen H. Schmider             Director
     Retired, formerly Dean of Graduate Studies
     Coordinator of Grants
     Moorhead State University
     7701 180th Street
     Chippewa Falls, Wisconsin

     Dr. Kurt M. Senske                     Director
     President and CEO
     Lutheran Social Services
     408 West 45th Street
     Austin, Texas

     Dr. Albert K. Siu                      Director
     Vice President
     AT&T
     19 SchoolHouse Road, Room A107
     Somerset, New Jersey


Officers:

     Bruce J. Nicholson                 President and Chief Operating
                                          Officer
     Robert P. Gandrud                  Chairman and Chief Executive Officer
     David W. Angstadt                  Executive Vice President and Chief
                                          Marketing Officer
     Rolf F. Bjelland                   Executive Vice President -
                                          Subsidiary Management
     J. Keith Both                      Senior Vice President - Marketing
     Randall L. Boushek                 Senior Vice President and Chief
                                           Investment Officer
     David J. Larson                    Senior Vice President, Secretary
                                           and General Counsel
     Dr. Edward A. Lindell              Senior Vice President - External
                                           Affairs
     Michael E. Loken                   Senior Vice President - Information
                                           Technology Resources
     Jennifer H. Martin                 Senior Vice President - Human
                                          Resources
     James R. Olson                     Senior Vice President - Member
                                          Services
     Jerald E. Sourdiff                 Senior Vice President and Chief
                                          Financial Officer
     Daniel G. Walseth                  Senior Vice President - Law
     Mary M. Abbey                      Vice President - Client Systems
     Galen R. Becklin                   Vice President - MIS Data Center
     Larry A. Borlaug                   Regional Vice President
     Colleen Both                       Vice President and Chief Compliance
                                          Officer
     Michael R. Braun                   Vice President - Management
                                          Information Services
     David J. Christianson              Vice President - Member Operations
     Pamela H. Desnick                  Vice President - Communications
     Nathan A. Dungan                   Vice President - Marketing
     Mitchell F. Felchle                Vice President - Institutional
                                          Relations Group
     Craig L. Halverson                 Vice President - Field Force
                                          Development
     Charles E. Heeren                  Vice President - Mutual Fund
                                          Equities
     Wayne A. Hellbusch                 Regional Vice President
     Otis F. Hilbert                    Vice President - Law
     Roger W. Howe                      Vice President - Tech Competencies
     Gary J. Kallsen                    Vice President - Mortgages and Real
                                          Estate
     Fred O. Konrath                    Vice President - Marketing
     Douglas B. Miller                  Regional Vice President - Marketing
     C. Theodore Molen                  Vice President - Marketing
     Susan Oberman Smith                Vice President - Product Development
     Kay J. Owen                        Vice President - Corporate Planning
     Dennis K. Peterson                 Vice President - Corporate Scorecard
     Bruce M. Piltingsrud               Vice President - Market Development
     Richard B. Ruckdashel              Vice President - Product Marketing
     Rolf H. Running                    Vice President - Financial
                                          Management
     Mark L. Simenstad                  Vice President - Mutual Fund Bond
                                          Investments
     Lynette J.C. Stertz                Vice President - Controller's
     David K. Stewart                   Vice President and Treasurer
     John O. Swanson, M.D.              Vice President and Medical Director
     Mark O. Swenson                    Vice President - General Accounting
                                          Bond Investments
     Louise K. Thoresen                 Vice President - External Programs
                                          and Charitable Contributions
     James M. Walline                   Vice President - Equities/Mutual
                                          Funds Investment
     Anita J.T. Young                   Vice President - Assistant to
                                          President

     Except where noted otherwise, the business address of each of the above directors and officers employed by Lutheran Brotherhood is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The business and other connections of the officers and directors of T. Rowe Price Associates, Inc. ("Sub-advisor for Opportunity Growth Portfolio") are set forth in the Form ADV of Sub-advisor currently on file with the Securities and Exchange Commission (File No.801-856).

The business and other connections of the officers and directors of Rowe Price-Fleming International, Inc. ("Sub-advisor for World Growth Portfolio") are set forth in the Form ADV of Sub-advisor currently on file with the Securities and Exchange Commission (File No. 801-14713)

Item 27. Principal Underwriters
-------------------------------

Not Applicable

Item 28. Location of Accounts and Records
-----------------------------------------

     The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 under the Investment Company Act of 1940 by the Registrant's transfer agent or custodian at the following locations:

            Name                                      Address
            ----                                      -------
Lutheran Brotherhood Securities Corp.        625 Fourth Avenue South
                                             Minneapolis, Minnesota  55415

Norwest Bank Minnesota, N.A.                 Sixth and Marquette Avenue
                                             Minneapolis, Minnesota  55402

State Street Bank and Trust Company          225 Franklin Street
                                             Boston, Massachusetts  02110

Item 29. Management Services
----------------------------
     Not Applicable.

Item 30. Undertakings
---------------------

     Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 24th day of February, 2000.



                                       LB SERIES FUND, INC.

                                       By: /s/ John C. Bjork
                                           -------------------------------
                                             John C. Bjork,
                                             Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                  Title                        Date


     *                    Director and President         February 24, 2000
------------------------  (Principal Executive Officer)
Rolf F. Bjelland

     *                    Treasurer                      February 24, 2000
------------------------  (Principal Financial and
Wade M. Voigt             Accounting Officer)

     *                    Director                       February 24, 2000
-------------------------
Herbert F. Eggerding, Jr.

     *                    Director                       February 24, 2000
-------------------------
Noel K. Estenson

     *                    Director                       February 24, 2000
-------------------------
Jodi L. Harpstead

     *                    Director                       February 24, 2000
-------------------------
Richard A. Hauser

     *                    Director                       February 24, 2000
------------------------
Connie M. Levi

     *                    Director                       February 24, 2000
------------------------
Bruce J. Nicholson



                                      By: /s/ John C. Bjork
                                      ----------------------------
                                      John C. Bjork,
                                      Attorney-in-Fact Under Powers
                                      of Attorney filed with Post-
                                      Effective Amendment No. 23

                             INDEX TO EXHIBITS


Exhibit No.                      Item
-----------        -----------------------------------------------------

(b)(2)             First Amended and Restated Bylaws of the Registrant

(h)(2)             Form of Letter Agreement for Line of Credit

(i)                Opinion and Consent of Counsel

(j)                Consent of Independent Accountants


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